                                                                   Exhibit 24(b)

                       FIXED ACCOUNT ANNUITIZATION OPTION

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, J. ERIC DANIELS of Farmington, Connecticut, Director, Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                    /s/J. Eric Daniels
                                    Director, Chairman of the Board, President
                                    and Chief Executive Officer
                                    The Travelers Life and Annuity Company

                       FIXED ACCOUNT ANNUITIZATION OPTION

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director and Executive Vice President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                    /s/George C. Kokulis
                                    Director, Executive Vice President
                                    The Travelers Life and Annuity Company

                       FIXED ACCOUNT ANNUITIZATION OPTION

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                    /s/Katherine M. Sullivan
                                    Director
                                    The Travelers Life and Annuity Company


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                       FIXED ACCOUNT ANNUITIZATION OPTION

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                    /s/Glenn D. Lammey
                                    Chief Financial Officer,
                                    Chief Accounting Officer and Controller
                                    The Travelers Life and Annuity Company